                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 11, 2002



                          SHARPS COMPLIANCE CORPORATION
            (Exact name of registrant as specified in its charter)

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             Delaware                     0-22390                74-26557168
-------------------------------        ------------          -------------------
(State or other jurisdiction of        (Commission              (IRS Employer
          incorporation)               File Number)          Identification No.)



                               9350 KIRBY DRIVE
                             HOUSTON, TEXAS 77054
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code (713) 432-0300


                               9050 KIRBY DRIVE
                             HOUSTON, TEXAS 77054
       (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

       Sharps Compliance Corp. (the "Company") announces the relocation of its office and operational facilities to 9350 Kirby Drive, Houston, Texas beginning on October 1, 2002.

       The new 11,000 sq. ft. facility provides additional office and warehouse space necessary to facilitate the Company's continuing growth and expansion.

       In conjunction with the relocation, the Company entered into a new
5 1/3 year office lease obligation. The annual base rent payment under such lease is $81,669 per year over the lease's term.

       The Company's new address is 9350 Kirby Drive, Houston, Texas 77054. The Company's phone numbers, extensions, and email addresses will remain the same.

ANY FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE MADE PURSUANT TO THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION ACT OF 1995.
INVESTORS ARE CAUTIONED THAT ACTUAL RESULTS MAY DIFFER SUBSTANTIALLY FROM SUCH FORWARD-LOOKING STATEMENTS, WHICH INVOLVE RISKS AND UNCERTAINTIES INCLUDING, BUT NOT LIMITED TO, CONTINUED ACCEPTANCE OF THE COMPANY'S PRODUCTS AND SERVICES IN THE MARKETPLACE, COMPETITIVE FACTORS, NEW PRODUCTS AND TECHNOLOGICAL CHANGES, DEPENDENCE UPON THIRD-PARTY VENDORS, CUSTOMER RELATIONS, GOVERNMENT SUPERVISION AND REGULATION, CHANGES IN INDUSTRY PRACTICES, CHANGES IN THIRD-PARTY EXPENSE REIMBURSEMENT PROCEDURES, AND OTHER RISKS DETAILED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SHARPS COMPLIANCE CORPORATION



Date: October 11, 2002                      By:  /s/ GARY L. SHELL
                                                --------------------------------
                                                Gary L. Shell
                                                Vice President and Chief
                                                Financial Officer